EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ William C. Ballard, Jr.
William C. Ballard, Jr.
Director

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ Pier C. Borra
Pier C. Borra
Director

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ Thomas J. DeRosa
Thomas J. DeRosa
Director

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ Jeffrey H. Donahue
Jeffrey H. Donahue
Director

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ Peter J. Grua
Peter J. Grua
Director

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 4th day of May, 2006.

/s/ Sharon M. Oster
Sharon M. Oster
Director

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ R. Scott Trumbull
R. Scott Trumbull
Director

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, the Chairman of the Board and Chief Executive Officer and Principal Executive Officer of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints SCOTT A. ESTES, with full power to act, his true and lawful attorney-in-fact and agent, for him in his name, place and stead, in the capacities of director, Chairman of the Board and Chief Executive Officer and Principal Executive Officer of the Company, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ George L. Chapman
George L. Chapman
Director, Chairman of the Board and Chief Executive Officer and Principal Executive Officer

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Senior Vice President and Chief Financial Officer and Principal Financial Officer of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities of Senior Vice President and Chief Financial Officer and Principal Financial Officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ Scott A. Estes
Scott A. Estes
Senior Vice President and Chief Financial Officer and Principal Financial Officer

EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Treasurer and Principal Accounting Officer of Health Care REIT, Inc. (the “Company”), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 (“Form S-3”) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of Vice President and Controller and Principal Accounting Officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of May, 2006.

/s/ Paul D. Nungester, Jr.
Paul D. Nungester, Jr.
Vice President and Controller and Principal Accounting Officer